Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SALE AND PURCHASE AGREEMENT

dated as of December 15, 2025
between
HARBOR DIVERSIFIED, INC.
as Seller
and
ASSOCIATED ENERGY GROUP LLC
as Buyer
____________________________________________

Used Airframes and Engines
____________________________________________

TABLE OF CONTENTS
Page
1.1    Definitions.    1
1.2    Interpretation.    5
2.    Agreements to Sell and Purchase; Assignment of Warranties; Etc.    6
2.1    Sale and Purchase of Item of Equipment.    6
2.2    Assignment of Warranties.    6
2.3    Buyer Nominee.    7
3.    Purchase Price; Transaction Fee; Payment.    7
3.1    Purchase Price    7
3.2    Delivery Date Payment.    7
3.3    Payment Instructions.    7
4.    Aircraft Acceptance.    7
5.    Delivery of Item of Equipment.    7
5.1    Delivery Condition    7
5.2    Delivery Location.    8
5.3    Delivery Schedule.    8
5.4    Delivery    8
5.5    FAA Documents    8
6.    Conditions Precedent.    9
6.1    Conditions Precedent.    9
6.2    No Financing or Other Contingencies.    12
7.    Termination.    12
7.1    Total Loss before Delivery; Material Damage before Delivery.    12
7.2    Default Provisions.    12
7.3    Effect of Termination.    13
8.    Representations and Warranties; Disclaimers and Waivers.    13
8.1    Seller Representations and Warranties.    13
8.2    Buyer Representations and Warranties.    14
8.3    Disclaimers.    15
8.4    LIMITATION OF LIABILITY; WAIVER.    16
9.    Insurance.    17
9.1    Insurances.    17
9.2    Certificates, Etc.    18
i

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10.    Transfer Taxes; Indemnities.    18
10.1    Transfer Taxes.    18
10.2    Seller Indemnities.    19
10.3    Buyer Indemnities.    19
11.    Miscellaneous.    20
11.1    Entire Agreement, Amendment, and Installment Contract.    20
11.2    Time of the Essence to Complete Purchase of Item of Equipment.    20
11.3    Non-Waiver.    20
11.4    Severability.    21
11.5    Notices.    21
11.6    Governing Law and Jurisdiction.    21
11.7    Waiver of Jury Trial.    22
11.8    Further Assurances.    22
11.9    Counterparts.    22
11.10    Transaction Costs.    22
11.11    Assignment, Successors and Assigns.    23
11.12    Confidentiality.    23
11.13    Third-party Beneficiaries.    23
11.14    [Intentionally Omitted].    24
11.15    Force Majeure.    24
11.16    Publicity.    24
11.17    Relationship of the Parties.    24
11.18    Brokers and other Third Parties.    25
EXHIBITS
Exhibit A     Description of Aircraft and Engines
Exhibit B    Form of Acceptance Certificate
Exhibit C    Form of Warranty Bill of Sale
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SALE AND PURCHASE AGREEMENT
This SALE AND PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 15, 2025 by and between HARBOR DIVERSIFIED, INC., a Delaware corporation (hereinafter referred to as “Seller”), and ASSOCIATED ENERGY GROUP LLC, a Texas limited liability company (hereinafter referred to as “Buyer”) (Seller and Buyer are each a “Party” and, collectively, the “Parties”).
RECITALS
WHEREAS, Seller (or a Seller-Owner) owns the Items of Equipment described more fully on Exhibit A hereto, together with all documents and available records pertaining thereto in Seller’s (or a Seller-Owner’s) possession (“Records”);
WHEREAS, Seller desires to sell and Buyer desires to purchase, such Items of Equipment owned by Seller (or a Seller-Owner);
WHEREAS, the Parties now desire to enter into this Agreement.
NOW, THEREFOR, in consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1.    Definitions & Interpretation.
1.1    Definitions. The following capitalized terms used herein and not otherwise defined shall have the following respective meanings for all purposes of this Agreement.
“Acceptance Certificate” means an acceptance certificate substantially in the form of Exhibit B hereto.
“Affiliate” means a Person or an entity that directly or indirectly controls, is controlled by, or is under common control with, another Person or entity, including, among others, executive officers, directors, large stockholders, subsidiaries, parent entities and sister companies.
“Agreement” has the meaning given to it in the preamble.
“Aircraft” means, individually or collectively, as indicated by the context, an Airframe plus [***] Engines associated therewith which may not be installed thereon (each as described on Exhibit A hereto), and all Parts of any thereof, together with the Records relating thereto.

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“Airframe” means, individually or collectively, as indicated by context, those certain Bombardier model CL-600 series airframes (excluding the associated Engines), as described in Exhibit A hereto, together with any and all Parts installed thereon, or listed in the Acceptance Certificate, and with all Records relating thereto.
“Bill of Sale” means a warranty bill of sale substantially in the form of Exhibit C hereto.
“Business Day” means a day other than a Saturday or Sunday on which the banks in Appleton, Wisconsin and New York City, New York, USA are open for the transaction of business of the type required by this Agreement.
“Buyer” has the meaning given to it in the preamble.
“Buyer’s Default” means (i) any failure by Buyer to observe or perform any of its material obligations or (ii) a material breach of a representation contained in Section 8.2, in each case, under this Agreement if such failure continues for [***] after written notice thereof is delivered to Buyer from Seller (provided that if the same is not capable of being cured within such [***], subject to Buyer having commenced good faith efforts to cure the same, the material breach has thereafter not been cured within [***] following receipt of Seller’s written notice).
“Buyer’s Liens” has the meaning given to it in Section 2.1(c).
“Cape Town Agreements” means the Cape Town Convention, as supplemented by the Cape Town Item of Equipment Protocol (in each case, the English language version).
“Cape Town Item of Equipment Protocol” means The Protocol on International Interests in Mobile Equipment, concluded in Cape Town, South Africa, on November 16, 2001 (the English language version).
“Cape Town Convention” means The Convention on International Interests in Mobile Equipment, concluded in Cape Town, South Africa, on November 16, 2001 (the English language version).
“Civil Aviation Registry” means the registry of aircraft maintained by the FAA.
“Confidential Information” has the meaning given to such term in Section 11.12.
“Delivery” means, with respect to any Item of Equipment, delivery of such Item of Equipment pursuant to the terms of this Agreement.

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“Delivery Condition” means, with respect to any Item of Equipment, the condition of such Item of Equipment at Delivery as provided in Section 5.1.
“Delivery Date” means, with respect to any Item of Equipment, the actual date on which Delivery occurs.
“Delivery Location” has the meaning given to such term in Section 5.2.
“Delivery Window Deadline” has the meaning given to such term in Section 5.3(b).
“Dollars”, “$” and “US$” mean the lawful currency of the United States.
“Engine” means each [***] engine described in Exhibit A hereto, together with any and all Parts incorporated or installed on or attached thereto, or listed in the Acceptance Certificate, and with the Records relating thereto.
“Excluded Asset” means an Item of Equipment that is no longer subject to this Agreement.
“FAA” means the United States Federal Aviation Administration.
“FAA Bill of Sale” means, with respect to an Aircraft, an FAA Form AC 8050-2 bill of sale (or any successor form thereto established and accepted by the FAA).
“FAA Counsel” means the law firm of Crowe and Dunlevy, a Professional Corporation, or such other law firm as agreed between the Parties.
“FAA Registration Application” means, with respect to an Airframe, an FAA Form AC 8050-1 airframe registration application document (or any successor form thereto established and accepted by the FAA) required to register airframe for operation within the United States.
“GMM” means the General Maintenance Manual for the applicable Item of Equipment.
“Government Entity” means the United States government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to any such government.
“Insurance Period” has the meaning given to it in Section 9.1.
“International Interests” has the meaning ascribed to the term “international interests” under the Cape Town Agreements.

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“International Registry” has the meaning ascribed to the term “international registry” under the Cape Town Agreements.
“Item of Equipment” or “Item” mean individually or collectively, as the context requires, an Aircraft, an Airframe or any Engine.
“Law” means any (a) Law, statute, decree, constitution, regulation, order or directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party, (c) judicial or administrative interpretation or application of any of the foregoing or (d) any binding judicial precedent having the force of Law in any Government Entity.
“Lien” means any lien, security interest, lease, sublease, wet-lease, charter, mortgage, pledge, assignment, International Interest on the International Registry (but not any contract of sale registration on the International Registry), title retention or other charge or encumbrance or claim or right of others or agreement the effect of which is the creation of security, including, without limitation, rights of others.
“Non-Sale Event” means the obligation of the Seller and the Purchaser under this Agreement with respect to an Item of Equipment shall terminate and the Parties shall have no further obligation as to such Item of Equipment, except as set forth in Section 7.1(c).
“Parts” mean all appliances, avionics, components, parts, instruments, appurtenances, accessories, furnishings, seats, galleys, galley equipment, serving equipment, lavatories, cargo handling equipment, safety equipment and other equipment of whatever nature (other than complete Engines or engines) incorporated or installed or positioned in or on or attached to any Airframe or any Engine.
“Party” has the meaning given to it in the preamble.
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, company, firm, trust, organization, government, or any agency or political subdivision thereof or any other entity, whether or not having a separate legal personality.
“Purchase Price” with respect to each Item of Equipment has the meaning given to it in Section 3.1.
“Records” has the meaning given to it in the recitals.
“Representatives” has the meaning given to it in Section 11.12.

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“Scheduled Delivery Date” means the date that is [***] following the date of this Agreement.
“Seller” has the meaning given to it in the preamble.
“Seller’s Default” means (i) any failure by Seller or a Seller-Owner to observe or perform any of its material obligations or (ii) a material breach of a representation contained in Section 8.1, in each case, under this Agreement if such failure continues for [***] after written notice thereof is delivered to Seller from Buyer (provided that if the same is not capable of being cured within such [***], subject to Seller having commenced good faith efforts to cure the same, the material breach has thereafter not been cured within [***] following receipt of Buyer’s written notice).
“Seller-Owner” means either Air Wisconsin Airlines LLC or Lotus Aviation Leasing, LLC, as the case may be.
“Seller Parties” means Seller, its subsidiaries and parent organizations, and each of its and their directors, officers, shareholders, members, controlling Persons, agents, employees, subsidiaries, Affiliates, servants, successors, assigns and transferees of the foregoing parties (each, a “Seller Party”).
“Share Purchase Agreement” means the share purchase agreement dated the date hereof between Harbor Diversified, Inc. and CSI Aviation, Inc.
“Total Loss” means, as applicable, the actual, constructive or arranged total loss of an Item of Equipment.
“Transaction Documents” means this Agreement, any Bills of Sale, any Acceptance Certificates, the FAA Bills of Sale, and any other document, instrument, or certificate issued pursuant to, or amending or modifying any of the foregoing that is entered into by one or more Parties.
“Transfer Taxes” has the meaning given to it in Section 10.2.
1.2    Interpretation. All references in this Agreement to Exhibits, Sections, paragraphs, subsections, clauses and other subdivisions refer to the corresponding Exhibits, Sections, paragraphs, subsections, clauses and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Sections, paragraphs, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar nature, refer to this Agreement as a whole and not to any particular Section, subsection, or other subdivision unless expressly

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so limited. The words “this Section,” and “this subsection,” and words of similar nature, refer only to the Section, or subsection hereof in which such words occur. The word “including” (in its various forms) means “including without limitation”. Pronouns in masculine, feminine, or neutral genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Exhibits and Appendices referred to herein are attached hereto. Except as otherwise provided in this Agreement, any reference herein to any Law shall be construed as referring to such Law as amended, modified, codified, or reenacted, in whole or in part, and in effect from time to time, and references to particular provisions of a Law include a reference to the corresponding provisions of any prior or succeeding Law, and any reference herein to a document includes that document as amended from time to time in accordance with its terms, and any document entered into in substitution or replacement therefor. Any reference to an amendment includes a supplement, novation, or re-enactment, and “amended” is to be construed accordingly. The word “extent” in the phrase “to the extent” means the degree to which a subject or other theory extends, and such phrase shall not simply mean “if”. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Any reference to any federal, state, local, or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context shall otherwise require. Reference herein to “federal” shall be construed as referring to U.S. federal.
2.    Agreements to Sell and Purchase; Assignment of Warranties; Etc.
2.1    Sale and Purchase of Item of Equipment.
(a)    Subject to the terms and conditions of this Agreement and the applicable Transaction Documents, Seller agrees to sell (or to cause a Seller-Owner to sell) and Buyer agrees to accept and purchase each Item of Equipment identified in Exhibit A hereto.
(b)    The consideration payable with respect to each Item of Equipment will be the Purchase Price for such Item of Equipment as set forth on Exhibit A hereto, and, with respect to each Aircraft, the aggregate Purchase Price of the applicable Airframe and [***] Engines.
(c)    Upon payment of the Purchase Price in respect of an Item of Equipment in accordance with the applicable provisions of this Agreement, Seller (or a Seller-Owner) shall, by execution and delivery to Buyer of a Bill of Sale, sell to Buyer outright good and marketable title in and to each Item of Equipment,

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free and clear of all Liens (other than Liens created by, through or on behalf of Buyer (“Buyer’s Liens”)).
(d)    With respect to each Item of Equipment, concurrently with Seller’s delivery to Buyer of an executed Bill of Sale for such Item of Equipment, Buyer shall accept delivery of such Item of Equipment, and Buyer shall execute and deliver an Acceptance Certificate in respect of such Item of Equipment.
2.2    Assignment of Warranties. Seller hereby assigns to the Buyer, effective as of the Delivery Date for the applicable Item of Equipment, any and all existing assignable warranties, covenants or assignments of rights of warranties, and service life policies, or other rights, remedies or claims against manufacturers, suppliers, vendors and maintenance and overhaul agencies, or any other person or entity relating to an Item of Equipment. Seller makes no representation or warranty as to the existence or assignability of any such warranties and rights. After the Delivery Date, Seller will, at its own cost and expense, cooperate with reasonable written requests from Buyer, including entering into such documents as may be customary, to deliver to Buyer the benefits intended by this Section 2.2.
2.3    Buyer Nominee. Buyer shall have the right by written notice to Seller, to nominate a subsidiary or owner trust of which the beneficiary is Buyer or a subsidiary of Buyer (“Buyer Nominee”), to take title to any Item of Equipment in lieu of Buyer. The nomination of a Buyer Nominee shall not relieve Buyer of its obligations under this Agreement; provided that performance by Buyer Nominee of the obligations of Buyer shall discharge such obligation pro tanto.
3.    Purchase Price; Transaction Fee; Payment.
3.1    Purchase Price. For each Aircraft, the total consideration payable by Buyer to Seller at Delivery shall be equal to the amount set forth in Exhibit A for such Aircraft (for each Item of Equipment, its “Purchase Price”).
3.2    Delivery Date Payment. At Delivery Date (unless extended pursuant to Section 5.3(b)) Buyer shall pay Seller the Purchase Price for all Items of Equipment delivered, free and clear of and without any deduction or withholding for or on account of tax.
3.3    Payment Instructions.
Seller directs Buyer to pay the Purchase Price for the applicable Item of Equipment due under this Agreement in Dollars by wire transfer of immediately available funds to the account designated by Seller to Buyer in writing at least [***] prior to the date such payment is due.

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4.    Aircraft Acceptance.
Buyer shall have access to each Item of Equipment, and all Records, prior to its purchase, at its own cost to verify that each Item of Equipment is in the Delivery Condition immediately prior to Delivery.
5.    Delivery of Item of Equipment.
5.1    Delivery Condition. Except as expressly described in this Section 5.1, each Item of Equipment will be delivered in “AS-IS, WHERE-IS” and “WITH ALL FAULTS” condition subject to the following specific conditions being met:
(a)    Each Item of Equipment shall be in serviceable condition per the GMM and in the same condition, configuration and modification as of the date of this Agreement, ordinary operational wear and tear excepted.
(b)    All Records with respect to the applicable Item of Equipment shall be in the English language and shall be in good condition, readable, complete, accurate as to content, and up to date in accordance with FAA requirements and in the same condition as of the date of this Agreement but for such additions as are required to satisfy FAA requirements.
(c)    In the case of an Airframe, such Airframe shall be clean by scheduled passenger airline standards.
(d)    The Aircraft shall have a currently valid US Certificate of Airworthiness.
(e)    Each Item of Equipment shall be free and clear of all Liens (other than Buyer’s Liens).
5.2    Delivery Location. The delivery location (the “Delivery Location”) for each Item of Equipment shall be at a location designated by Buyer and reasonably acceptable to Seller [***].
5.3    Delivery Schedule.
(a)    Intentionally Omitted.
(b)    The “Delivery Window Deadline” shall mean the date that is [***] after the Scheduled Delivery Date or such later date as requested (which request must be made in writing in advance of such deadline) by a Party (if such delay has not been caused by such Party) and consented to by the other Party,

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which consent may not be unreasonably delayed or withheld; provided that, in no event shall the Delivery Window Deadline be extended more than [***] past the Scheduled Delivery Date without the written consent of both parties (such consent may be withheld in each parties’ sole discretion).
5.4    Delivery. Upon satisfaction or waiver of the conditions precedent for all Items of Equipment set forth in Section 6.1 (other than Excluded Assets), upon Delivery of all such Items of Equipment at the Delivery Location, Buyer shall pay the Purchase Price and deliver an Acceptance Certificate to Seller with respect to each Item of Equipment, and Seller shall execute and concurrently deliver to Buyer the Bill of Sale, whereupon risk of loss to the relevant Item of Equipment shall transfer to Buyer and title to the relevant Item of Equipment shall transfer to Buyer, free and clear of any Liens (other than Buyer’s Liens).
5.5    FAA Documents. Immediately upon Buyer’s provision of a wire transfer number for the wire of the Purchase Price as to such Aircraft, (a) Seller shall instruct FAA Counsel to file the FAA Bill of Sale with the FAA Registry in Oklahoma City, and (ii) Buyer shall instruct FAA Counsel to file the Aircraft Registration Application with the FAA Registry in Oklahoma City. Thereafter, FAA Counsel shall record the contracts of sale for the Airframe and Engines on the International Registry. Prior to the relevant Delivery Date, Seller shall have provided all authorizations necessary for FAA Counsel to effect such registrations on the International Registry.
6.    Conditions Precedent.
6.1    Conditions Precedent.
(a)    Buyer’s obligation to purchase an Item of Equipment and Seller’s obligation to sell (or to cause to be sold) such Item of Equipment shall be subject to satisfaction (or waiver by the intended beneficiary of the relevant condition precedent) of the following conditions:
(i)    a Total Loss shall not have occurred with respect to such Item of Equipment;
(ii)    the representations and warranties made by the other Party in this Agreement shall be true and correct on and as of the Delivery Date;
(iii)    on the Delivery Date, the Item of Equipment shall be located at the Delivery Location;
(iv)    receipt of all appropriate governmental or regulatory approvals deemed necessary or advisable by Seller and Buyer;

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(v)    concurrent with the execution and delivery of this Agreement, Buyer shall also have received the executed Share Purchase Agreement; and
(vi)    all of the conditions precedent under the Share Purchase Agreement shall have been satisfied or waived and the Closing (as defined in the Share Purchase Agreement) shall have occurred; and
(vii)    no change shall have occurred after the date of this Agreement (in any applicable law or otherwise) which would make it illegal for the Buyer or the Seller to perform any of its obligations under the Transaction Documents.
(b)    The obligation of Buyer to purchase an Item of Equipment shall be subject to satisfaction (or waiver by Buyer) of the following conditions:
(i)    Buyer shall have received Transaction Documents for such Item of Equipment to which Seller (or a Seller-Owner) is a party, in each case duly executed and delivered by Seller (or a Seller-Owner);
(ii)    such Item of Equipment shall be free and clear of all Liens (but excluding any Buyer’s Liens), including any interests on the International Registry, and Buyer shall have received an FAA lien report and priority search certificates from FAA Counsel evidencing the same;
(iii)    the applicable Item of Equipment shall meet the Delivery Conditions;
(iv)    Buyer shall have received confirmation from FAA Counsel that Seller has (or has caused Seller-Owner to, as applicable) placed in escrow with FAA Counsel the FAA Bill of Sale for such Item of Equipment and provided direction (and any necessary authorizations or consents) to FAA Counsel, upon Delivery and filing of the applicable FAA Bill of Sale, to register a contract of sale for the sale of such Item of Equipment and each associated Engine on the International Registry;
(v)    Buyer shall have received a duly completed and executed IRS Form W-9 from Seller (or a Seller-Owner, as appropriate) and any other appropriate forms or documentation, in each case establishing a complete exemption for any withholding that would otherwise be imposed on any payments made under this Agreement;

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(vi)    Buyer shall be satisfied that the sale of all Items of Equipment subject to this Agreement shall close simultaneously;
(vii)    No Seller’s Default shall be continuing;
(viii)    Buyer will have a reasonable basis to believe that no Transfer Taxes will be imposed with respect to the sale and purchase of the Item of Equipment;
(ix)    Buyer and Seller shall have agreed under Section 7.1(b) on the treatment for each Item of Equipment that has suffered the damage specified therein;
(x)    a certificate of the Secretary or Assistant Secretary (or equivalent officer) of the Seller and the Seller-Owner certifying as to (i) the resolutions of its board of directors (or equivalent managing body), duly adopted and in effect, which authorize the execution, delivery, and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of its officers authorized to sign this Agreement and the documents to be delivered hereunder.
(xi)    copies of back-to-birth bills of sale for each Airframe and Engine and priority search certificates showing the Seller-Owner as the current owner, or Buyer shall otherwise be satisfied in its reasonable discretion that Seller-Owner is the current owner of each Item of Equipment.
(c)    The obligation of Seller to sell an Item of Equipment shall be subject to satisfaction (or waiver by Seller) of the following conditions:
(i)    Seller shall have received Transaction Documents for such Item of Equipment to which Buyer is a party, in each case duly executed and delivered by Buyer;
(ii)    receipt by Seller of the full Purchase Price for such Item of Equipment;
(iii)    receipt by Seller of a duly executed copy from Buyer of the Acceptance Certificate with respect to such Item of Equipment;
(iv)    No Buyer’s Default shall be continuing;

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(v)    Seller shall have received confirmation from FAA Counsel that Buyer has placed in escrow with FAA Counsel the FAA Registration Application and such other documentation required for Buyer to register an Airframe in the United States in the name of the Buyer as owner;
(vi)    Seller shall be satisfied that the sale of all Items of Equipment subject to this Agreement shall close simultaneously other than any Excluded Assets;
(vii)    receipt by Seller of certificates from Buyer’s insurance broker evidencing Buyer’s compliance with the insurance provisions of Section 9 hereof with respect to such Item of Equipment;
(viii)    concurrent with the execution and delivery of this Agreement, Seller shall also have received the executed Share Purchase Agreement dated the date hereof between Harbor Diversified, Inc. and CSI Aviation, Inc.;
(ix)    Buyer and Seller shall have agreed under Section 7.1(b) on the treatment for each Item of Equipment that has suffered the damage specified therein; and
(x)    a certificate of the Secretary or Assistant Secretary (or equivalent officer) of the Buyer certifying as to (i) the resolutions of the board of directors (or equivalent managing body) of the Buyer, duly adopted and in effect, which authorize the execution, delivery, and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of the officers of the buyer authorized to sign this Agreement and the documents to be delivered hereunder.
6.2    No Financing or Other Contingencies. The transactions contemplated herein shall not be subject to or contingent on Buyer obtaining any financing in relation to its acquisition of any Item of Equipment.
7.    Termination.
7.1    Total Loss before Delivery; Material Damage before Delivery.
(a)    If any Item of Equipment suffers [***] prior to Delivery, Seller shall, [***] notify Buyer in writing thereof and the Seller’s obligations to sell and the Buyer’s obligation to purchase the Item of Equipment shall terminate, a Non-Sale Event shall have occurred and such Item of Equipment shall become an Excluded Asset.

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(b)    If any Item of Equipment suffers damage exceeding [***] but less than [***] prior to Delivery, Seller shall [***] notify Buyer in writing thereof. Following such notice, Buyer and Seller shall determine an appropriate rectification for such damage, before proceeding with the sale of all Items of Equipment hereunder.
(c)    If this Agreement is terminated with respect to an Item of Equipment following a Total Loss thereof, then neither Buyer nor Seller shall have any further obligation or liability to the other in respect of the applicable Item of Equipment, and the terms and conditions of the Agreement in respect of such Item of Equipment shall automatically terminate and have no force and effect except for with respect to this subsection, Section 8.4(a) (Limitation of Liability), Section 11.3 (Non-Waiver), Section 11.6 (Governing Law and Jurisdiction), Section 11.10 (Transaction Costs), Section 11.12 (Confidentiality), and Section 11.13 (Third-party Beneficiaries), and in each case of the foregoing any provisions of this Agreement required to give meaning to the aforementioned sections.
7.2    Default Provisions.
(a)    Buyer’s Default. If a Buyer’s Default should occur then Seller shall be entitled, [***].
(b)    Seller’s Default. If a Seller’s Default should occur then Buyer shall be entitled, [***].
7.3    Effect of Termination. Notwithstanding the foregoing, each party hereto may exercise any other right or remedy, if any, which may be available to it under applicable law or the Transaction Documents in respect of such Item of Equipment (if they have been entered into) and each party shall retain any and all claims, if any, for damages under such Transaction Documents (if they have been entered into) or under applicable law for any breach of any agreement, representation, warranty or covenant contained in this Agreement or such Transaction Documents (if they have been entered into).
8.    Representations and Warranties; Disclaimers and Waivers.
8.1    Seller Representations and Warranties.
Seller represents and warrants to Buyer that the following statements are as of the date hereof and at each Delivery true and accurate:

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(a)    Seller and Seller-Owner are organized and validly existing under the Laws of their jurisdiction of formation and have the power and authority to carry on their business as presently conducted and to perform its obligations under the Transaction Documents to which they are a Party;
(b)    each of the Transaction Documents to which Seller and Seller-Owner are a Party have been (or will be, when executed) duly authorized, entered into and delivered by them, constitutes the legal, valid and binding obligation enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization or similar Laws of general application affecting the enforcement of creditors’ rights generally);
(c)    neither the execution and delivery of the Transaction Documents to which Seller or Seller-Owner are a Party, nor the consummation of the transactions contemplated thereby nor compliance by it with any of the terms and provisions thereof will contravene any Law applicable to Seller or Seller-Owner or result in any breach of, or constitute a default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, partnership agreement, or other agreement or instrument to which Seller or Seller-Owner is a Party or by which it or its properties or assets are bound or affected;
(d)    neither the execution, delivery or performance by Seller or Seller-Owner of the Transaction Documents to which they are a Party, nor the consummation by them of any of the transactions contemplated thereby, will require the consent or approval of, the giving of notice to, or the taking of any other action in respect of, the shareholders, or the trustee or holder of any indebtedness of theirs, except such as have been or will be obtained or effected, each of which approvals, consents and waivers shall be in full force and effect on the Delivery Date;
(e)    immediately prior to Delivery, Seller-Owner will have full legal and beneficial title in and to the relevant Item of Equipment, free and clear of any Liens over such Item of Equipment other than Buyer’s Liens, and at Delivery Seller-Owner shall convey to Buyer good and marketable title to the Item of Equipment free and clear of any Liens (other than Buyer’s Liens);
(f)    there are no suits, actions, arbitration proceedings or claims pending or, to the knowledge of Seller, threatened against Seller or Seller-Owner arising out of or in connection with any Item of Equipment or the Transaction Documents before or by any Government Entity or that if adversely determined

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would affect the ability of Seller or Seller-Owner to consummate the transactions contemplated by this Agreement;
(g)    Seller and Seller-Owner comply with all applicable anti-money laundering laws, anti-corruption laws and U.S. or other applicable export control and sanctions laws and regulations; and
(h)    neither Seller nor Seller-Owner is the target of any U.S. or other applicable sanctions or export control restrictions.
8.2    Buyer Representations and Warranties.
Buyer represents and warrants to Seller that the following statements are as of the date hereof and at each Delivery true and accurate:
(a)    it is duly organized and validly existing under the Laws of its state of organization and has the power and authority to carry on its business as presently conducted and to perform its obligations under the Transaction Documents to which it is a Party;
(b)    each of the Transaction Documents to which it is a Party has been (or will be, when executed) duly authorized, entered into and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms (subject to bankruptcy, insolvency, reorganization or similar Laws of general application affecting the enforcement of creditors’ rights generally);
(c)    neither the execution and delivery of the Transaction Documents to which it is a Party, nor the consummation of the transactions contemplated thereby nor compliance by it with any of the terms and provisions thereof will contravene any Law applicable to it or result in any breach of, or constitute a default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter or by-laws, or other agreement or instrument to which it is a Party or by which its or its properties or assets are bound or affected;
(d)    neither the execution, delivery or performance by it of the Transaction Documents to which it is a Party, nor the consummation by it of any of the transactions contemplated hereby or thereby, will require the consent or approval of, the giving of notice to, or the taking of any other action in respect of, the members, or the trustee or holder of any indebtedness of Buyer, except such as have been or will be obtained or effected, each of which approvals, consents and waivers shall be in full force and effect on the Delivery Date;

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(e)    there are no suits, actions, arbitration proceedings or claims pending or, to the knowledge of Buyer, threatened against Buyer arising out of or in connection with the Transaction Documents before or by any Government Entity or that if adversely determined would affect the ability of Buyer to consummate the transactions contemplated by this Agreement;
(f)    it complies with all applicable anti-money laundering laws, anti-corruption laws and U.S. or other applicable export control and sanctions laws and regulations; and
(g)    it is not the target of any U.S. or other applicable sanctions or export control restrictions.
8.3    Disclaimers.
(a)    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE BILL OF SALE WITH RESPECT TO AN ITEM OF EQUIPMENT, AND WITHOUT LIMITING ANY OF THE RIGHTS OR REMEDIES OF BUYER UNDER THIS AGREEMENT, EACH ITEM OF EQUIPMENT IS BEING SOLD ON ITS RESPECTIVE DELIVERY DATE TO BUYER IN “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” CONDITION WITHOUT ANY REPRESENTATION, GUARANTEE OR WARRANTY OF THE SELLER, EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE AS TO THE CONDITION THEREOF; AND
(b)    WITHOUT LIMITING THE GENERALITY OF SECTION 8.3(a), EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE BILL OF SALE WITH RESPECT TO AN ITEM OF EQUIPEMENT, BUYER UNCONDITIONALLY AGREES THAT EACH ITEM OF EQUIPMENT, AND EACH PART THEREOF ARE TO BE SOLD AND PURCHASED IN AN “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” CONDITION AS AT THE RELEVANT DELIVERY DATE APPLICABLE THERETO, AND NO TERM, CONDITION, WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN ACCEPTED, MADE OR IS GIVEN BY SELLER, IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, TITLE, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF THE ITEM OF EQUIPMENT, ANY ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE ACCURACY, VALIDITY, TRACEABILITY, COMPLETENESS OR CONDITION OF THE RECORDS, OR AS TO THE ABSENCE OF ANY

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INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHTS; AND ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.
(c)    EXECUTION AND DELIVERY OF AN ACCEPTANCE CERTIFICATE BY BUYER TO SELLER SHALL BE CONCLUSIVE PROOF THAT THE APPLICABLE ITEM OF EQUIPMENT AND EACH PART THEREOF DESCRIBED IN SUCH ACCEPTANCE CERTIFICATE ARE AS OF THE DATE OF SUCH EXECUTION AND DELIVERY IN EVERY WAY SATISFACTORY TO BUYER AND HAVE BEEN ACCEPTED BY BUYER FOR ALL PURPOSES OF THIS AGREEMENT.
(d)    DISCLAIMER OF APPLICATION OF C.I.S.G. THE PARTIES HEREBY EXPRESSLY DISCLAIM THE APPLICATION OF THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS TO THE EXTENT APPLICABLE TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
8.4    LIMITATION OF LIABILITY; WAIVER.
(a)    BUYER AND SELLER EACH AGREE THAT NEITHER BUYER NOR SELLER SHALL BE ENTITLED TO RECEIVE AND EACH HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER OR SEEK TO RECOVER FROM THE OTHER PARTY PUNITIVE, EXEMPLARY SPECIAL, INDIRECT, REMOTE, SPECULATIVE, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOSS OF SALES, LOSS OF REVENUE OR LOSS OF OPPORTUNITY), IN EACH CASE WHETHER IN TORT (INCLUDING NEGLIGENCE OR GROSS NEGLIGENCE), STRICT LIABILITY, BY CONTRACT, STATUTE OR OTHERWISE, RESPECT OF ANY CLAIM MADE UNDER OR IN CONNECTION WITH THIS AGREEMENT.
(b)    BUYER HEREBY AGREES THAT ITS ACCEPTANCE OF AN ITEM OF EQUIPMENT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF AN ACCEPTANCE CERTIFICATE IN RESPECT OF EACH ITEM OF EQUIPMENT CONSTITUTE BUYER’S WAIVER OF ANY WARRANTY OF DESCRIPTION, EXPRESS OR IMPLIED, AND ANY CLAIMS BUYER MAY HAVE AGAINST SELLER OR ANY PARTY ACTING FOR OR ON BEHALF OF SELLER BASED UPON THE FAILURE

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OF THE ITEM OF EQUIPMENT TO CONFORM WITH SUCH DESCRIPTION.
(c)    DELIVERY BY BUYER TO SELLER OF AN ACCEPTANCE CERTIFICATE IN RESPECT OF EACH ITEM OF EQUIPMENT WILL BE CONCLUSIVE PROOF AS BETWEEN SELLER, ON THE ONE HAND, AND BUYER, ON THE OTHER HAND, THAT BUYER’S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED EACH ITEM OF EQUIPMENT (INCLUDING THE ENGINES) AND HAVE UNCONDITIONALLY AND IRREVOCABLY ACCEPTED SUCH ITEM OF EQUIPMENT.
9.    Insurance.
9.1    Insurances.
(a)    For the period commencing on the Delivery Date for an Item of Equipment and ending on the earlier of (a) the [***] of the Delivery Date of such Item of Equipment and (b) the completion of the next “C-check” due under the GMM for such Item of Equipment (the “Insurance Period”), Buyer will carry or cause to be carried and maintained, comprehensive airline legal liability insurance, including but not limited to third party, passenger, baggage, cargo, mail and products liability insurance including without limitation, war risk and allied perils, in an amount of not less than [***]. Notwithstanding the foregoing, for any period of the Insurance Period that any Item of Equipment is in storage and not being operated, Buyer may maintain (or cause to be maintained) with respect to such Item of Equipment and only for such period of the Insurance Period that such Item of Equipment is in storage and not being operated, comprehensive aviation liability insurance (including, but not limited to, contractual liability and products liability) in an amount not less than [***].
(b)    All policies carried in accordance with this Section 9.1 and any policies taken out in substitution or replacement for any such policies, (i) shall include the Seller Parties as additional insureds (but not as manufacturer, repairer or servicing agent of the Item of Equipment, and without imposing on any such party liability to pay premiums with respect to such insurance) as respects the operation of the operator, (ii) shall be maintained with insurers of recognized standing and normally participating in the leading international commercial aviation insurance markets (through reinsurance, if necessary), (iii) shall provide that if the insurers cancel such insurance for any reason, or if the same is allowed to lapse for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of the Seller Parties, such lapse, cancellation or change shall not be effective as to the Seller Parties and each of

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them for [***] in the case of war risk and allied perils coverage) after written notice by such insurers of such lapse, cancellation or change, provided, however, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable, (iv) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were separate policy covering each insured, (v) provide that the insurers will waive any right to any setoff, recoupment, subrogation or counterclaim or any other deduction, by attachment or otherwise, and (vi) be primary and without right of contribution from any insurance which may be carried by the Seller Parties and any of them.
9.2    Certificates, Etc. On or before the Delivery Date for each Item of Equipment, Buyer and Seller shall cooperate to cause Buyer to provide to Seller a certificate of insurance evidencing the coverage required pursuant to this Section 9 and Buyer shall provide to Seller, as applicable, an updated certificate of insurance upon each renewal or replacement of the coverage required pursuant to this Section 9. Seller agrees that any insurance certificate issued by Air Wisconsin Airlines LLC for an Item of Equipment during the Insurance Period shall satisfy the requirements of this Section 9 so long as it lists Seller Parties as additional insureds.
10.    Transfer Taxes; Indemnities.
10.1    Transfer Taxes. Each Party is responsible for researching its own tax position in relation to the transactions contemplated by the Transaction Documents, at its own cost and for its sole benefit.
(a)    Tax Indemnity. Buyer shall, on an after-tax basis, pay, indemnify and hold Seller and its Affiliates harmless from any and all sales, use, transfer, value-added, or other similar taxes, together with any penalties, fines, or interest thereon, imposed, levied, or assessed on or with respect to the sale or Delivery of, or transfer of title to, any Item of Equipment by Seller to Buyer hereunder, other than (i) taxes imposed on or calculated by reference to the net income, profits or gains of Seller; (ii) franchise taxes, commercial activity taxes, (iii) taxes to the extent imposed as result of Seller’s failure to comply with the terms of this Agreement; (iv) taxes imposed, levied or assessed to the extent arising out of or in connection with the ownership, import, export, possession, operation, use, maintenance, return, or storage of the Item of Equipment prior to the Delivery, except any sales, use, transfer, excise, value-added, or other similar taxes on or with respect to the sale or Delivery of, or transfer of title to, the Item of Equipment by Seller to Buyer hereunder, and (v) taxes to the extent arising as a result of the gross negligence or willful misconduct of Seller or any of its

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Affiliates or resulting from any inaccuracy of any representation or warranty of Seller hereunder (any or all of the foregoing, “Transfer Taxes”).
(b)    Cooperation. The Parties shall reasonably cooperate with one another to deliver to each other such certifications and other documents as may be reasonably requested in order to avail of any applicable exemption from Transfer Taxes. Without limiting the foregoing, at or prior to the Delivery of each Item of Equipment, Buyer shall either (i) pay any Transfer Taxes imposed, levied, or assessed on or with respect to the sale or Delivery of, or transfer of title to, such Item of Equipment or (ii) provide to Seller a duly completed and validly executed exemption certificate, resale certificate, or other documentation reasonably satisfactory to Seller establishing a complete exemption from Transfer Taxes with respect to the sale or Delivery of, or transfer of title to, such Item of Equipment.
10.2    Seller Indemnities. Subject to the other terms and conditions of this Section 10.2, Seller shall defend, indemnify, and hold harmless the Buyer and its respective shareholders, members, directors, managers, officers, and employees from and against [***].
10.3    Buyer Indemnities. Subject to the other terms and conditions of this Section 10.3 the Buyer shall defend, indemnify, and hold harmless the Seller and its respective members, managers, directors, officers, and employees from and against [***].
11.    Miscellaneous.
11.1    Entire Agreement, Amendment, and Installment Contract. Except as expressly provided herein, this Agreement together with the other Transaction Documents constitutes the entire agreement among the parties relating to the subject matter hereof and thereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. In the event of any conflict between any term or provision in any of this Agreement or any other Transaction Document and any term or provision in any term sheet, the terms and provisions of this Agreement or such any other Transaction Document shall control and govern. This Agreement may not be amended except by an instrument in writing signed by or on behalf of each Party. The Parties acknowledge and agree that this Agreement is an installment contract, and accordingly (except in connection with a termination of this Agreement pursuant to Section 7.3), the inability or failure of the Delivery of any Item of Equipment, will not relieve the obligation of the Seller to sell, and the Buyer to buy, the remaining Items of Equipment.
11.2    Time of the Essence to Complete Purchase of Item of Equipment. The Parties agree that time shall be of the essence of this Agreement with respect to closing

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and delivering every Item of Equipment by the Delivery Window Deadline. Additionally, each of the Parties shall act in a commercially reasonable manner to effect the transactions contemplated under this Agreement in a prompt manner and in accordance with the time periods and deadlines provided herein.
11.3    Non-Waiver. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party hereto waiving compliance. No course of dealing on the part of any Party hereto, or its respective officers, employees, agents, accountants, attorneys, investment bankers, consultants, or other authorized representatives, nor any failure by a Party hereto to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party hereto of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. Except as otherwise provided in this Agreement, the rights of the Parties hereto under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.
11.4    Severability. In the event that any provision of this Agreement or the application thereof to any Party shall, to any extent, be invalid or unenforceable under any applicable Law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the Parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Agreement.
11.5    Notices. Any notice, request or information required or permissible under this Agreement will be in writing and in the English language. Notices must be addressed to the Parties as set forth below and delivered in person or sent by electronic mail or by expedited delivery, with a copy sent by e-mail. Any such notice shall be effective when received. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.
(a)    Seller:
Harbor Diversified, Inc.

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W6390 Challenger Drive, Suite 203
Appleton, WI 54914
Attention: [***]
Telephone: [***]
E mail: [***]

Attention: [***]
Telephone: [***]
E mail: [***]
(with copies to [***])
(b)    Buyer:
Associated Energy Group LLC
701 Waterford Way
Suite 490, Miami, FL 33126
Attention: Legal Department
Telephone: [***]
Email: [***]
(with copies to [***])
11.6    Governing Law and Jurisdiction.
(a)    This Agreement, the Transaction Documents, and all ancillary agreements and documents relating hereto, shall be governed by and construed in accordance with the Laws of the State of New York, including all matters of construction, validity, and performance, without reference to principles of conflicts of Law other than sections 5-1401 and 5-1402 of the New York general obligations Law.
(b)    Each of the Parties irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City and County of New York and to the non-exclusive jurisdiction of the U.S. District Court for the Southern District of New York located in the Borough of Manhattan to settle any dispute or claim that arises out of or in connection with this Agreement (including any non-contractual disputes or claims in connection herewith or therewith).
(c)    Each party hereto waives objection to such courts on the grounds of inconvenient forum, venue or otherwise as regards proceedings in connection with this Agreement and other documents related hereto and agrees that (subject to permitted appeals) a judgment or order of such a court in connection with this

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Agreement or the other documents related hereto is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.
11.7    Waiver of Jury Trial. Each Party, to the extent permitted by Law, knowingly, voluntarily, and intentionally waives its right to a trial by jury in any action or other legal proceeding for matters, contractual, tortious, or otherwise, arising out of or relating to this Agreement and the transactions contemplated hereby.
11.8    Further Assurances. Each Party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any Party to whom such first Party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.
11.9    Counterparts. This Agreement may be executed in any number of counterparts and by any Party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
11.10    Transaction Costs. Each Party shall bear its own costs and expenses (including attorney’s fees) in relation to the negotiation and documentation of, and consummation of the transactions contemplated by this Agreement, and any other ancillary documents or agreement and the transactions contemplated hereby and thereby. In respect of the sale of each Item of Equipment, Seller and Buyer will share equally in the costs of FAA Counsel in the filing and registration of the sale of the Item of Equipment on the FAA’s Civil Aviation Registry and on the International Registry, as applicable.
11.11    Assignment, Successors and Assigns. Except as expressly provided in Section 2.3, neither Seller nor Buyer shall assign or transfer all or any of its rights and/or obligations under this Agreement without the prior written consent of the other Party, which may be withheld, conditioned, or delayed in such other Party’s sole and absolute discretion; provided that, no assignment will relieve the assigning Party of any of its rights or obligations. This Agreement shall bind and inure to the benefit of the Parties and any successors, and in each case permitted hereunder, assigns to the original Parties to this Agreement.

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11.12    Confidentiality. The terms and conditions of this Agreement are available only to Buyer and Seller and, in signing this Agreement, Buyer and Seller each acknowledge and agree that the terms and existence of this Agreement represent non-public, confidential and proprietary information (“Confidential Information”). Each party (including their respective officers, directors, employees, agents and advisers) agrees that it will not disclose Confidential Information to any third party; provided, however, that the Parties may disclose the Confidential Information (i) to their and their affiliates’ officers, directors, members, managers, employees, attorneys, accountants, consultants, shareholders and advisors (collectively, “Representatives”) who need to know such information for the purpose of discussing and/or evaluating the transaction contemplated hereby and who agree not to disclose the Confidential Information, (ii) to any actual or potential participant, assignee or lender of Buyer (or any of their respective Representatives) who need to know such information for the purpose of discussing and/or evaluating such participation, assignment or financing, as the case may be, and who agree not to disclose the Confidential Information, (iii) solely with respect to the identity of the Item of Equipment (and component engines, components, parts, systems and other equipment) and the technical specifications and delivery dates of such, to potential lessees or of other customers of Buyer (and their respective Representatives) of any of the Item of Equipment or equipment, and (iv) as requested or required in connection with a judicial, administrative or regulatory proceeding in which it or a partner, officer, director, member, manager, employee or affiliate is involved, pursuant to a court order or subpoena by a regulatory or government inquiry or demand, or as otherwise required by applicable law or regulation, including stock exchange rules. Notwithstanding the foregoing, the parties and their Affiliates may make any disclosure and filings in connection with any securities filing or other filings required the Securities and Exchange Commission as advised by legal counsel without requiring consent of the other party.
11.13    Third-party Beneficiaries. Except as provided in Section 9 and 10, this Agreement is not intended to and shall not provide any Person not a Party hereto with any rights, of any nature whatsoever, against any of the Parties hereto, and no Person or entity not a Party hereto shall have any right, power, privilege, benefit, or interest arising out of this Agreement.
11.14    [Intentionally Omitted].

11.15    Force Majeure. Neither party shall be liable for any failure of or delay in the Delivery of an Item of Equipment, or in any other obligation hereunder for the period that such failure or delay is due to acts of God or the public enemy; war, insurrection or riots; fires, governmental actions; strikes or labor disputes; pandemic, epidemic, or quarantine mandate; inability to obtain materials, accessories, or parts from the vendors;

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or any other cause beyond such parties’ reasonable control. Upon the occurrence of any such event, the time required for performance by such party of its obligations arising under this Agreement shall be extended by a period equal to the duration of such event. In the event that such extension continues for more than [***], then either Party may terminate this Agreement in respect of the purchase and sale of the Item of Equipment subject to such delay, and an Item of Equipment Non-Sale Event shall be deemed to have occurred with respect to such Item of Equipment.
11.16    Publicity.
(a)    Neither Party will issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party, except that either Party may make any public disclosure it believes in good faith is required by applicable Law or stock exchange rules. Notwithstanding the foregoing, if either Party, or a third party, makes a public disclosure related to this Agreement that is false or damaging to a Party, the aggrieved Party will have the right to make a public response reasonably necessary to correct any misstatement, inaccuracies or material omissions in the initial and wrongful affirmative disclosure without prior approval of the other Party. Neither Party will be required to obtain consent pursuant to this section for any proposed release or announcement that is consistent with information that has previously been made public without breach of its obligations under this clause.
(b)    Neither Party will, without the other Party’s prior written consent in each instance (x) use in advertising, publicity or marketing communications of any kind the name or other trademarks of the other Party or any of its Affiliates, or any employee of either, or (y) represent, directly or indirectly, that any product or service provided by a Party has been approved or endorsed by the other Party or any of its Affiliates.
11.17    Relationship of the Parties. Nothing contained in this Agreement shall be deemed to create an association, partnership, joint venture, or relationship of principal and agent or master and servant between the Parties, or to grant either Party the right or authority to assume, create or incur any liability or obligation of any kind, express or implied, against, in the name of, or on behalf of, the other Party.
11.18    Brokers and other Third Parties.Each Party represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind in connection with this Agreement or the transactions contemplated hereby, to any Person. Each Party agrees to indemnify and hold the other harmless from

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and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorneys’ fees and costs) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon this Agreement or the Transaction Documents or any Item of Equipment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the day and year first above written.
SELLER:
HARBOR DIVERSIFIED, INC.
By:    /s/ Christine R. Deister
Name: Christine R. Deister
Title:    Chief Executive Officer and Secretary

BUYER:
ASSOCIATED ENERGY GROUP LLC
By:    /s/ Chris Clementi
Name: Chris Clementi
Title:    CEO

Signature Page

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Exhibit A
DESCRIPTION OF AIRCRAFT AND ENGINES
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Exhibit A

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Exhibit B

FORM OF ACCEPTANCE CERTIFICATE
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Exhibit B

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Exhibit C

FORM OF WARRANTY BILL OF SALE

WARRANTY BILL OF SALE
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Exhibit C

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